Item 1: Report to Shareholders

New Horizons Fund	December 31, 2005

The views and opinions in this report were current as of December 31, 2005. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Fellow Shareholders

Stock prices traded in a relatively narrow range in 2005. Following a modest decline early in the year, equities staged a late-year rally, and most major market indexes ended the year with small gains. Rising energy prices, higher short-term interest rates, large budget and trade deficits, and ongoing instability in the Middle East restrained investor enthusiasm despite signs of a steady economic recovery and few signs of inflation. In last year’s annual report, we expressed concern that the six-year run of small-cap outperformance probably was in its latter stages. However, small-cap issues kept pace with large-caps in 2005.

Your fund rose 8.42% in the past six months, outperforming the 5.88% gain in the Russell 2000 Index, the 8.02% increase in the Russell 2000 Growth Index, and the 5.77% return in the S&P 500 Stock Index. As shown in the accompanying Performance Comparison table, the fund’s performance also outpaced its peer group’s returns as measured by the Lipper Small-Cap Growth Funds Index. Your fund was able to outperform the indexes thanks to generally strong performance from our top holdings and especially from our health care, biotechnology, telecommunication services, and information technology stocks. After several years of lagging, growth stocks, which your fund’s investment program emphasizes, gained some traction against value stocks during the second half of the year. For the year, value slightly outperformed growth stocks.

Your fund’s strong returns far surpassed the indexes and peer group performance for the 12-month period. The fund’s average annualized return for the three-year period was 25.36% compared with 19.31% for the Lipper Small-Cap Growth average; the fund’s average annualized return for the five-year period was 7.03% compared with 1.40% for its Lipper peer group; and for the 10-year period, it was 9.57% compared with 8.09% for the Lipper index. (Based on total return, Lipper ranked the New Horizons Fund 52 out of 523, 26 out of 447, 48 out of 350, and 37 out of 103, for the 1-, 3-, 5-, and 10-year periods ended December 31, 2005, respectively.) Results will vary for other periods, and past performance cannot guarantee future results. Long-term investors in the fund have been able to reap the benefits from the compounding effect of the fund’s better-than-peer performance.

MARKET ENVIRONMENT

U.S. stocks completed their third consecutive year of gains in 2005, as good performance in the second half of the year lifted equities out of their first-half doldrums. The market overcame a number of major obstacles, including expectations that the consumer-driven economy would run out of steam, fears that soaring energy prices would lead to rising inflation, and worries that higher interest rates and a slowdown in overall economic growth would stop the booming real estate market in its tracks. Instead, the year was one of mostly pleasant surprises: consumers continued to drive the economy even after the fallout from a record hurricane season; higher energy prices did not meaningfully slow down the economy’s overall growth rate; and, while new housing starts slowed and the pace of housing price increases slowed sharply, the real estate sector remained healthy and a positive force on overall economic growth. Although the Federal Reserve Open Market Committee steadily raised short-term rates to 4.25% over the course of the year, probably the year’s biggest surprise was that long-term rates (30-year Treasuries) actually fell slightly, most likely due to favorable inflation news outside of commodities and a continued global appetite for U.S. fixed-income securities. Even with the encouraging economic news, concerns weighed on investors. Most economists began to forecast a slowdown in domestic economic growth in 2006. Despite successful elections in Iraq, investors worried about continuing U.S. involvement and the uncertain long-term future of Iraq and other Middle East hotspots. The U.S. trade deficit reached record levels, and the federal budget deficit remained stubbornly high. As a result, the major market indexes were able to generate only mid-single-digit returns for the year.

Small-cap stocks have historically gone through extended cycles of outperformance and underperformance relative to large-caps. Following dramatic underperformance by small-caps in the mid- to late 1990s, small-caps outperformed large for six consecutive calendar years from 1999 through 2004. Very few previous small-cap cycles have lasted longer. With the indexes delivering almost identical returns, 2005 was a dead heat. In terms of style, small-cap value companies, which dominated small-cap growth for the past several years, lost momentum in the second half but were able to slightly outperform for the 12-month period.

PORTFOLIO REVIEW

Our health care holdings delivered a standout performance during the past six months. We also got good results from telecommunication services and information technology services stocks. Energy, which benefited from higher petroleum and natural gas prices, made a strong contribution to the portfolio with several companies nearly doubling in value during the year. The performance of a number of our consumer-related stocks, particularly for-profit education concerns, homebuilders, and many retailers, lagged the market in the second half and hurt overall performance. We were overweight in the sector, and a number of our companies failed to meet revenue and earnings expectations.

Our health care service providers and managed care companies had a stellar year, providing four of the fund’s 10 best absolute contributors. Efforts to control costs and maximize efficiencies helped the fund’s health care service companies, including longtime holding Omnicare, a pharmaceutical distributor to senior citizens, and Coventry Health Care, a fast-growing managed care provider. Omnicare, which successfully integrated its acquisition of NeighborCare and is a major supplier to nursing homes and assisted living facilities, is well positioned to take advantage of the new Medicare drug program. With the runup in the company’s stock, we trimmed our holdings during the fourth quarter. Coventry’s emphasis on controlling medical inflation by reducing unnecessary tests and operations and encouraging preventive care makes it very attractive to employers looking to control their escalating medical costs. Dialysis provider DaVita, boosted by its acquisition of Gambro Healthcare, was also a top contributor in 2005. (Please see the Financial Highlights of this report for a complete listing of the fund’s holdings and the amount each represents in the portfolio.)

A number of our biotechnology companies turned in solid second-half performances. Our standouts in this volatile sector were Myogen, a producer of therapies for cardiovascular diseases, and Vertex Pharmaceuticals, which looks for breakthrough drugs for serious diseases. Both companies gained as a result of positive drug trials. During the second half, we established new positions in Respironics and Resmed, the two market leaders in providing products and services to individuals with breathing-related sleep disorder problems.

Wireless communications has been a rewarding investment area for the fund over the last several years, and it was a strongly performing sector again in 2005. Wireless providers NII Holdings and Nextel Partners, which carry the Nextel brand in Latin America and mid-size and rural U.S. markets, respectively, were key performers. Following the merger of Nextel and Sprint in August, Nextel Partners agreed to be acquired by Sprint Nextel late in the year, and we sold most of our shares. In information services, several of our companies had sterling results. TALX, a leading human resources services provider, maintains an employment and income verification database on more than 50 million people. The stock more than doubled in 2005, reflecting the strong earnings leverage in its business model. Global Payments, a credit card processor and provider of payment services for the gaming industry, surged due to robust earnings gains.

As oil prices surged to $70 a barrel late in the third quarter, energy stocks rose strongly as well. A number of our energy equipment and services companies, such as drill pipe manufacturer Grant Prideco and contract drilling company Helmerich & Payne, were among our top performers for both the six months and full year.

Our consumer discretionary holdings were the most significant detractors during this period. We were overweight in the sector, which performed poorly, and a number of our stocks declined significantly. Homebuilders, substantial contributors in the beginning of the year, became the largest detractors during the second half. Investors, fearing that rising interest rates would leave homebuilders with large inventories of unsold homes, abandoned the companies’ stocks. Our positions in Toll Brothers and Ryland Group declined during much of the second half. However, by year’s end, Ryland was rebounding and showed strength in the early days of 2006. In reality, the Fed’s interest rate hikes have had surprisingly little effect on mortgage rates, which remain at reasonable levels, and we anticipate that investors will eventually recognize that homebuilder stocks have been oversold.

Another group of our previously stalwart holdings—education stocks—suffered during the year. Apollo Group, a large, longtime, and lucrative holding that has established a solid business providing continuing education to working adults, accelerated plans to focus on younger adults seeking undergraduate degrees. The revenue per student from the new initiative was lower than that obtained from the older students. Even though overall revenue and earnings growth remains near 20%, the market punished the company’s stock. Education Management, another for-profit education provider, also suffered to a lesser extent. We remain positive on the long-term opportunities in for-profit education, but we have trimmed some of our positions by selling some of our highly appreciated holdings of Apollo. Not all industry participants underperformed, however. Laureate Education, the operator of private universities in Mexico, Spain, Chile, and most recently Brazil, benefited from surging enrollments in these countries where there is great demand for higher education and insufficient institutions to satisfy it.

Overall, investors punished retail companies whose earnings and revenues fell short of estimates. Such stocks as A.C. Moore and Petco, for example, lost half of their value. Although these and other consumer-oriented companies had problems, we believe the stock declines have been far greater than is warranted.

As you can see in the table, with the exception of consumer discretionary, our sector allocations changed only modestly since the beginning of the year. Most changes in the percentages reflected market fluctuations rather than major purchases or sales. Our largest sector weighting increase was in industrials and business services, where we added to our modest aerospace and defense holdings (Moog and Argon ST) and commercial services and supplies positions (Korn/Ferry and Global Cash Access). The most notable reduction was in consumer discretionary due to the sharp declines in that sector in the second half and the sales of some holdings. Our top four sectors remained the same and represent more than 77% of the fund’s holdings.

Among our largest purchases in the last six months were Moog and Take Two Interactive. Moog makes precision controls for military and commercial aircraft, space vehicles, and automated industrial systems, and should benefit from increased defense and homeland security spending. We purchased Take Two, a leading worldwide publisher, developer, and distributor of interactive entertainment software, hardware, and accessories, when the stock came under pressure over concerns about the impact of a hardware cycle transition on video game producers.

Sales were more company specific. We eliminated First Marblehead, a private student loan provider, due to concerns about the potential loss of several of its largest bank customers, and Mercury Interactive, a business enterprise software company, whose top management suddenly resigned in November amid an investigation into manipulation of stock option grants.

OUTLOOK

We remain optimistic on the economic outlook and the prospects for the equity markets. Last year’s forecasts of a sharp slowdown in consumer spending were wrong. Consumer spending during the important Christmas selling season was healthy, reaching new record levels. Business spending picked up during 2005. Record corporate profits and strong balance sheets should lead to a banner year of business capital spending and investment in 2006. On the risk side of the ledger, however, are several factors that could impede further stock market gains. A spike in oil prices or a supply disruption could hurt the economy and spook investors. Washington’s unwillingness to acknowledge that continued out-of-control government spending may eventually cause inflation is also problematic. And international terrorism and geopolitical instability remain wild cards that, at a minimum, will keep a lid on investor sentiment. Overall, however, we expect a positive economic backdrop, strong corporate profits, an end to Fed interest rate hikes, and continued low inflation (outside of certain commodities) to lead to another year of gains in the equity markets.

For small-cap investors, the pressing question is: how much longer will smaller companies continue to match or outperform their larger-capitalization brethren? As we mentioned in previous letters, we believe we are in the late stages of this cycle, which began in April 1999. The length of the current cycle, now approaching seven years, is longer than the historical average of five to six years, but we believe that as long as the overall market holds up, small-caps should at least keep pace with large-caps until a meaningful correction occurs. The small-cap growth segment, having underperformed small-cap value for much of the cycle, has done better of late and should perform well in a healthy economic environment of solid corporate earnings growth. Nevertheless, after the lengthy outperformance by small-caps, we find that relative valuations are not very compelling. The fund’s absolute price/earnings ratio is at 24.8 times estimated 2006 earnings, which, while less than the high levels reached during the Internet bubble of the late 1990s, is still at the higher end of the fund’s historic range. When compared with the S&P 500’s P/E ratio, the New Horizons Fund’s P/E is at its highest relative level in two decades. It is quite likely that these factors will cause small-caps to cede their leadership at some point this year, but as long as the market posts gains, we expect them to continue to perform well.

One other notable development has been the spurt in merger and acquisition activity among smaller companies. During the past year, approximately 20 companies in the portfolio received takeover proposals. Reasonable market valuation levels, low interest rates, and aggressive bank lending practices create a favorable backdrop for a continuation of this trend. Strong corporate profits, record cash levels on company balance sheets, and huge sums of money available to private equity investment companies suggest that 2006 is likely to see a record—in number and dollar value—of corporate mergers and takeovers. Small-and mid-cap companies are likely to be the primary targets, although a trend toward larger-sized deals is also likely to continue.

While not euphoric, we remain positive on small-caps and on small-cap growth companies in particular. As we move further through the economic cycle, we expect investors to focus even more on companies that generate consistent, above-average earnings growth year in and year out. These are the types of companies that your fund seeks out. We believe the fund is well positioned to continue to deliver favorable results in the years ahead.

Respectfully submitted,

John H. Laporte
President of the fund and chairman of its Investment Advisory Committee

January 24, 2006

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF STOCK INVESTING

As with all stock and bond mutual funds, each fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

Investing in small companies involves greater risk than is customarily associated with larger companies. Stocks of small companies are subject to more abrupt or erratic price movements than larger-company stocks. Small companies often have limited product lines, markets, or financial resources, and their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market.

GLOSSARY

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Price/earnings ratio (P/E): A valuation measure calculated by dividing the price of a stock by its current or projected earnings per share. This ratio gives investors an idea of how much they are paying for current or future earnings power.

Russell 2000 Index: Consists of the smallest 2,000 companies in the Russell 3000 Index, representing approximately 7% of the Russell 3000’s total market capitalization. Performance is reported on a total return basis.

Russell 2000 Value Index: A market-weighted total return index that measures the performance of companies within the Russell 2000 Index having lower price/book value ratios and lower forecasted growth rates.

Russell 2000 Growth Index: A market-weighted total return index that measures the performance of companies within the Russell 2000 Index having higher price/book value ratios and higher forecasted growth rates.

S&P 500 Stock Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance information, please visit our Web site (troweprice.com) or contact a T. Rowe Price representative at 1-800-225-5132.

Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

Yankee Candle Company	700,000	17,920
		213,022
Internet & Catalog Retail 0.2%		
priceline.com (2)	600,000	13,392
		13,392
Leisure Equipment & Products 0.2%		
MarineMax (2)	381,200	12,034
		12,034
Media 2.3%		
ADVO	1,125,000	31,702
Catalina Marketing	700,000	17,745
Cox Radio, Class A (2)	1,000,000	14,080
Entercom Communications (2)	1,000,000	29,670
Radio One, Class D (2)	800,000	8,280
Regent Communications (2)	1,750,000	8,120
Spanish Broadcasting, Class A (2)(3)	2,182,340	11,152
TiVo (2)	1,000,000	5,120
XM Satellite Radio Holdings, Class A (2)	850,000	23,188
		149,057
Multiline Retail 0.5%		
Tuesday Morning (3)	1,450,000	30,334
		30,334
Specialty Retail 5.6%		
AC Moore Arts & Crafts (2)(3)	1,000,000	14,550
AnnTaylor Stores (2)	1,250,000	43,150
Christopher & Banks (3)	2,000,000	37,560
DSW, Class A (2)	85,000	2,229
Hibbett Sporting Goods (2)	48,400	1,378
Hot Topic (2)	1,000,000	14,250
Linens 'n Things (2)	600,000	15,960
O'Reilly Automotive (2)	3,600,000	115,236
Pantry (2)	750,000	35,242
Petco (2)	1,250,000	27,438

National Financial Partners	550,000	28,903
		100,722
Real Estate 0.6%		
CapitalSource	1,493,800	33,461
HouseValues (2)	500,000	6,515
		39,976
Thrifts & Mortgage Finance 0.2%		
Delta Financial (3)	1,445,000	12,109
		12,109
Total Financials		425,690
HEALTH CARE 19.6%		
Biotechnology 7.8%		
Abgenix (2)	950,000	20,434
Acadia Pharmaceuticals (2)(3)	1,312,221	12,925
Acadia Pharmaceuticals, Warrants, 4/1/10 (1)(2)(3)	520,000	221
Advanced Life Sciences (2)	599,300	2,349
Alexion Pharmaceutical (2)	739,000	14,965
Alkermes (2)	1,700,000	32,504
Amylin Pharmaceuticals (2)	525,000	20,958
Array BioPharma (2)	550,000	3,856
Cephalon (2)	725,000	46,936
Cubist Pharmaceuticals (2)	950,000	20,188
Cytokinetics (2)	18,500	121
deCode genetics (2)	1,700,000	14,042
Diversa (2)	1,400,000	6,720
DOV Pharmaceutical (2)	300,000	4,404
EXACT Sciences (2)	400,000	884
Exelixis (2)	1,350,000	12,717
Human Genome Sciences (2)	715,100	6,121
Incyte Genomics (2)	1,400,000	7,476
Inhibitex (2)	512,100	4,302
InterMune (2)	477,500	8,022
Keryx Biopharmaceuticals (2)	400,000	5,856

Kosan Biosciences (2)	840,700	3,733
Lexicon Genetics (2)	748,346	2,731
Mannkind (2)	314,000	3,536
Mannkind, Warrants, 8/5/10 (1)(2)	314,000	0
Martek Biosciences (2)	500,000	12,305
Memory Pharmaceuticals (2)	300,000	684
Momenta Pharmaceuticals (2)	900,000	19,836
Myogen (2)	887,000	26,752
Myogen, Warrants, 9/29/09 (1)(2)	113,000	2,527
Myriad Genetics (2)	1,025,000	21,320
Nektar Therapeutics (2)	200,000	3,292
Neurocrine Biosciences (2)	975,000	61,162
NPS Pharmaceuticals (2)	1,000,000	11,840
pSivida ADS (2)	877,553	4,028
Rigel Pharmaceuticals (2)	600,000	5,016
Senomyx (2)(3)	1,500,000	18,180
Theravance (2)	550,000	12,386
Trimeris (2)	625,000	7,181
Vertex Pharmaceuticals (2)	1,350,000	37,354
ViroPharma (2)	600,000	11,130
		510,994

Health Care Equipment & Supplies 2.0%

American Medical Systems (2)	500,000	8,915
Analogic	120,000	5,742
Conor Medsystems (2)	125,000	2,419
Endologix (2)	682,500	4,709
Greatbatch (2)	400,000	10,404
Immucor (2)	917,400	21,430
Integra LifeSciences (2)	544,100	19,294
ResMed (2)	427,400	16,374
Respironics (2)	1,000,000	37,070
Symmetry Medical (2)	75,000	1,454
		127,811

Health Care Provider & Services 9.1%

Community Health System (2)	1,000,000	38,340

Coventry Health Care (2)	1,912,500	108,936
DaVita (2)	2,650,000	134,196
HealthStream (2)(3)	2,405,000	5,604
Henry Schein (2)	3,800,000	165,832
Omnicare	1,400,000	80,108
Symbion (2)	500,000	11,500
United Surgical Partners International (2)	525,000	16,879
VCA Antech (2)	1,000,000	28,200
WebMD Health, Class A (2)	122,000	3,544
		593,139
Pharmaceuticals 0.7%		
Atherogenics (2)	850,000	17,008
Inspire Pharmaceuticals (2)	1,200,000	6,096
Medicines Company (2)	1,100,000	19,195
Noven Pharmaceuticals (2)	250,000	3,783
		46,082
Total Health Care		1,278,026
INDUSTRIALS & BUSINESS SERVICES 13.6%		
Aerospace & Defense 1.8%		
Argon (2)	373,800	11,580
Armor Holdings (2)	980,600	41,823
HEICO, Class A	700,000	14,364
Moog, Class A (2)	900,000	25,542
MTC Technologies (2)	200,000	5,476
Triumph Group (2)	500,000	18,305
		117,090
Air Freight & Logistics 0.2%		
EGL (2)	300,000	11,271
		11,271
Commercial Services & Supplies 6.5%		
Advisory Board (2)	750,000	35,753
Corporate Executive Board	798,800	71,652

CRA International (2)	274,400	13,086
Global Cash Access (2)	765,900	11,174
IHS, Class A (2)	525,000	10,773
Kenexa (2)	254,100	5,362
Korn/Ferry (2)	2,000,000	37,380
Mobile Mini (2)(3)	992,384	47,039
Navigant Consulting (2)	1,500,000	32,970
Resources Global Professionals (2)	1,400,000	36,484
School Specialty (2)(3)	1,600,000	58,304
Taleo, Class A (2)(3)	500,000	6,640
Tetra Tech (2)	483,300	7,573
Waste Connections (2)	1,500,000	51,690
		425,880
Industrial Conglomerates 1.2%		
Roper Industries	2,000,000	79,020
		79,020
Machinery 2.7%		
Actuant, Class A (3)	1,500,000	83,700
ESCO Electronics (2)	200,000	8,898
Oshkosh Truck	1,900,000	84,721
		177,319
Trading Companies & Distributors 1.2%		
Interline Brands (2)	1,100,000	25,025
MSC Industrial Direct, Class A	1,000,000	40,220
United Rentals (2)	750,000	17,543
		82,788
Total Industrials & Business Services		893,368
INFORMATION TECHNOLOGY 22.1%		
Communications Equipment 0.6%		
ADTRAN	600,000	17,844
Foundry Networks (2)	300,000	4,143
Harmonic (2)	800,000	3,880

Packeteer (2)	800,000	6,216
Tekelec (2)	200,000	2,780
		34,863
Computers & Peripherals 0.4%		
Avid Technology (2)	445,490	24,395
		24,395
Electronic Equipment & Instruments 1.9%		
Cogent (2)	704,582	15,980
DTS (2)	582,700	8,624
Mercury Computer Systems (2)	350,000	7,221
Molex	100,000	2,595
National Instruments	850,000	27,242
Orbotech (2)	975,000	23,371
Scansource (2)	300,000	16,404
Sunpower, Class A (2)	66,500	2,260
Trimble Navigation (2)	632,900	22,462
		126,159
Internet Software & Services 2.3%		
Autobytel (2)	1,409,448	6,963
CNET Networks (2)	2,000,000	29,380
Digital Insight (2)	550,000	17,611
Digital River (2)	731,300	21,749
Digitas (2)	1,588,120	19,883
Marchex, Class B (2)	1,000,000	22,490
MatrixOne (2)	467,800	2,334
Sina (2)	750,000	18,120
The Knot (2)(3)	750,000	8,580
Vocus (2)	235,000	2,449
		149,559
IT Services 3.2%		
BISYS Group (2)	600,000	8,406
Certegy	1,300,000	52,728
Global Payments	900,000	41,949

Heartland Payment Systems (2)	275,000	5,957
Maximus	350,000	12,841
Moneygram International	500,000	13,040
Paychex	100,000	3,812
RightNow Technologies (2)	1,000,000	18,460
SkillSoft ADR (2)	3,500,000	19,250
SRA International, Class A (2)	200,000	6,108
TALX Corporation	381,787	17,451
Verifone Holdings (2)	340,000	8,602
		208,604

Semiconductors & Semiconductor Equipment 7.0%

Advanced Energy Industries (2)	800,000	9,464
Altera (2)	600,000	11,118
AMIS Holdings (2)	1,424,075	15,166
Analog Devices	750,000	26,903
Atheros Communications (2)	800,000	10,400
ATMI (2)	584,300	16,343
Cabot Microelectronics (2)	300,000	8,799
CEVA (2)	616,100	3,857
Cognex	200,000	6,018
Credence Systems (2)	1,000,000	6,960
Cymer (2)	1,150,000	40,836
Cypress Semiconductor (2)	425,000	6,056
Entegris (2)	2,100,000	19,782
FEI (2)	1,532,750	29,383
Integrated Device Technology (2)	3,650,000	48,107
Intersil Holding, Class A	1,050,000	26,124
Intevac (2)	1,000,000	13,200
Lattice Semiconductor (2)	1,700,000	7,344
Linear Technology	200,000	7,214
Maxim Integrated Products	750,000	27,180
Micrel (2)	300,000	3,480
MKS Instruments (2)	1,000,000	17,890
PDF Solutions (2)	526,700	8,559
PMC-Sierra (2)	3,250,000	25,058

Semtech (2)	1,100,000	20,086
Silicon Laboratories (2)	600,000	21,996
Virage Logic (2)	958,200	9,467
Xilinx	500,000	12,605
		459,395
Software 6.7%		
Activision (2)	3,000,000	41,220
Agile Software (2)(3)	1,702,000	10,178
Altiris (2)(3)	916,300	15,476
Cadence Design Systems (2)	500,000	8,460
Convera, Class A (2)	1,500,000	14,850
FactSet Research Systems	1,036,300	42,654
FileNet (2)	900,000	23,265
Jack Henry & Associates	2,125,000	40,545
Kronos (2)	800,000	33,488
McAfee (2)	750,000	20,347
Motive (2)	1,154,700	3,568
NAVTEQ (2)	800,000	35,096
Net 1 UEPS Technologies (2)	750,000	21,637
Open Solutions (2)(3)	1,250,000	28,650
Quest Software (2)	1,080,400	15,763
Red Hat (2)	1,300,000	35,412
RSA Security (2)	725,000	8,142
Take-Two Interactive Software (2)	1,600,000	28,320
THQ (2)	338,991	8,085
Verint Systems (2)	138,300	4,767
		439,923
Total Information Technology		1,442,898
MATERIALS 0.6%		
Chemicals 0.6%		
Airgas	400,000	13,160
Symyx Technologies (2)	1,000,000	27,290
Total Materials		40,450

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price New Horizons Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on June 3, 1960. The fund seeks long-term capital growth by investing primarily in common stocks of small, rapidly growing companies.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $333,000 for the year ended December 31, 2005. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $1,387,131,000 and $1,554,850,000, respectively, for the year ended December 31, 2005.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended December 31, 2005 were characterized as follows for tax purposes:

At December 31, 2005, the tax-basis components of net assets were as follows:

The fund intends to retain realized gains to the extent of available capital loss carryforwards for federal income tax purposes. During the year ended December 31, 2005, the fund utilized $20,340,000 of capital loss carryforwards.

For the year ended December 31, 2005, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Reclassifications between income and gain relate primarily to the offset of the current net operating loss against realized gains. Results of operations and net assets were not affected by these reclassifications.

At December 31, 2005, the cost of investments for federal income tax purposes was $3,870,524,000.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.29% for assets in excess of $160 billion. Prior to May 1, 2005, the maximum group fee rate in the graduated fee schedule had been 0.295% for assets in excess of $120 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2005, the effective annual group fee rate was 0.31%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended December 31, 2005, expenses incurred pursuant to these service agreements were $84,000 for Price Associates, $1,884,000 for T. Rowe Price Services, Inc., and $5,472,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the year ended December 31, 2005, the fund was charged $179,000 for shareholder servicing costs related to the college savings plans, of which $128,000 was for services provided by Price. The amount payable at period end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At December 31, 2005, approximately 1% of the outstanding shares of the fund were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the year ended December 31, 2005, the fund was allocated $670,000 of Spectrum Funds’ expenses, of which $471,000 related to services provided by Price. The amount payable at period end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At December 31, 2005, approximately 6% of the outstanding shares of the fund were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Funds pay no investment management fees.

As of December 31, 2005, T. Rowe Price Group, Inc. and/or its wholly owned subsidiaries owned 194,577 shares of the fund, representing less than 1% of the fund’s net assets.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of T. Rowe Price New Horizons Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price New Horizons Fund, Inc. (the “Fund”) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and by agreement to the underlying ownership records for T. Rowe Price Reserve Investment Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 13, 2006

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/05

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

•  $4,113,000 from short-term capital gains,

•  $198,321,000 from long-term capital gains, subject to the 15% rate gains category

For taxable non-corporate shareholders, $15,642,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $15,642,000 of the fund’s income qualifies for the dividends-received deduction.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is governed by a Board of Directors that meets regularly to review investments, performance, compliance matters, advisory fees, expenses, and other business affairs, and is responsible for protecting the interests of shareholders. The majority of the fund’s directors are independent of T. Rowe Price Associates, Inc. (T. Rowe Price); “inside” directors are officers of T. Rowe Price. The Board of Directors elects the fund’s officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)
Year Elected *
[Number of T. Rowe Price	Principal Occupation(s) During Past 5 Years and Directorships of
Portfolios Overseen]	Other Public Companies

Jeremiah E. Casey **	Director, National Life Insurance (2001 to 8/05); Director, The Rouse
(1940)	Company, real estate developers (1990 to 2004)
2005
[59]

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to pres-
(1945)	ent); Director, Chairman of the Board, and Chief Executive Officer, The
2001	Rouse Company, real estate developers (1997 to 2004); Director,
[113]	Mercantile Bank (4/03 to present)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and management
(1943)	advisory firm; Chairman, President, and Chief Executive Officer, The
1994	Haven Group, a custom manufacturer of modular homes (1/04
[113]	to present)

David K. Fagin	Chairman and President, Nye Corporation (6/88 to present); Director,
(1938)	Canyon Resources Corp. and Golden Star Resources Ltd. (5/00 to
1988	present) and Pacific Rim Mining Corp. (2/02 to present)
[113]

Karen N. Horn	Managing Director and President, Global Private Client Services, Marsh
(1943)	Inc. (1999 to 2003); Managing Director and Head of International Private
2003	Banking, Bankers Trust (1996 to 1999); Director, Eli Lilly and Company
[113]	and Georgia Pacific

F. Pierce Linaweaver	President, F. Pierce Linaweaver & Associates, Inc., consulting environ-
(1934)	mental and civil engineers
2001
[113]

Theo C. Rodgers ***	President, A&R Development Corporation
(1941)
2005
[97]

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate investment
(1946)	company; Partner, Blackstone Real Estate Advisors, L.P.; Director, AMLI
2001	Residential Properties Trust
[113]

*	Each independent director serves until retirement, resignation, or election of a successor.
**	Elected effective October 19, 2005.
***	Elected effective April 1, 2005.

Inside Directors

Name
(Year of Birth)
Year Elected *
[Number of T. Rowe Price	Principal Occupation(s) During Past 5 Years and Directorships of
Portfolios Overseen]	Other Public Companies

John H. Laporte, CFA	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; President,
(1945)	New Horizons Fund
1988
[15]

James S. Riepe	Director and Vice President, T. Rowe Price; Vice Chairman of the Board,
(1943)	Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of the
1983	Board and Director, T. Rowe Price Global Asset Management Limited,
[113]	T. Rowe Price Global Investment Services Limited, T. Rowe Price
Investment Services, Inc., T. Rowe Price Retirement Plan Services,
Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, Director,
President, and Trust Officer, T. Rowe Price Trust Company; Director,
T. Rowe Price International, Inc.; Chairman of the Board, all funds

* Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served	Principal Occupation(s)

Kennard W. Allen (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, New Horizons Fund	Group, Inc.

Francisco Alonso (1978)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, New Horizons Fund	Group, Inc.

P. Robert Bartolo, CPA (1972)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, New Horizons Fund	Group, Inc.; formerly intern, T. Rowe Price
(to 2001)

R. Scott Berg (1972)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, New Horizons Fund	Group, Inc.; formerly student, Stanford Graduate
School of Business (to 2002); intern, T. Rowe
Price (to 2001)

Brian W.H. Berghuis, CFA (1958)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, New Horizons Fund	Group, Inc.

Brace C. Brooks, CFA (1967)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, New Horizons Fund	Group, Inc.

Christopher W. Carlson (1967)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, New Horizons Fund	Group, Inc.

Joseph A. Carrier, CPA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer, New Horizons Fund	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

Hugh M. Evans III, CFA (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, New Horizons Fund	Group, Inc.

Joseph B. Fath, CPA (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, New Horizons Fund	Group, Inc.; formerly intern, T. Rowe Price
(to 2001)

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, New Horizons Fund	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer, New Horizons Fund	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, New Horizons Fund	Trust Company

Francies W. Hawks (1944)	Assistant Vice President, T. Rowe Price
Assistant Vice President, New Horizons Fund

Henry H. Hopkins (1942)	Director and Vice President, T. Rowe Price
Vice President, New Horizons Fund	Investment Services, Inc., T. Rowe Price Services,
Inc., and T. Rowe Price Trust Company; Vice
President, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, Inc., and T. Rowe
Price Retirement Plan Services, Inc.

Kris H. Jenner, M.D., D. Phil. (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, New Horizons Fund	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary, New Horizons Fund	T. Rowe Price Investment Services, Inc.

Jay S. Markowitz, M.D. (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, New Horizons Fund	Group, Inc.; formerly Transplant Surgeon and
Assistant Professor of Surgery, Johns Hopkins
University School of Medicine (to 2001)

Timothy E. Parker (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, New Horizons Fund	Group, Inc.; formerly student, Darden Graduate
School, University of Virginia (to 2001)

Jeffrey Rottinghaus, CPA (1970)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, New Horizons Fund	Group, Inc.; formerly student, the Wharton
School, University of Pennsylvania (to 2001)

Michael F. Sola, CFA (1969)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, New Horizons Fund	Group, Inc.

John F. Wakeman (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, New Horizons Fund	Group, Inc.

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President, New Horizons Fund

Wenhua Zhang, CFA, CPA (1970)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, New Horizons Fund	Group, Inc.; formerly student, the Wharton
School, University of Pennsylvania (to 2001)

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at
least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Donald W. Dick Jr. qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Dick is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2005	2004
Audit Fees	$14,913	$12,790
Audit-Related Fees	959	1,801
Tax Fees	4,236	3,468
All Other Fees	393	-

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,008,000 and $903,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant’s principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price New Horizons Fund, Inc.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	February 21, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	February 21, 2006

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	February 21, 2006